UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 31, 2013

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2013, the Board of Directors of Electronic Arts Inc. (“the Company”) amended Article IX of the Amended and Restated Bylaws of the Company to include a new provision Section 9.6 entitled “Forum for Certain Actions”. Section 9.6 designates any state or federal court in the State of Delaware as the sole and exclusive forum for (i) any derivative litigation brought on behalf of the Company, (ii) any litigation concerning the fiduciary duties of the Company's officers and directors, (iii) any litigation arising out of the Delaware General Corporation Law, or (iv) any other litigation involving claims concerning the Company's internal affairs. Section 9.6 will not apply where the Delaware courts cannot obtain personal jurisdiction over an indispensable party named as a defendant.

The amendments became effective on July 31, 2013. The Company's Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Electronic Arts Inc., held on July 31, 2013, our stockholders voted on the following proposals and cast their votes as described below.

1.	Election of Directors. The individuals listed below were elected to serve a one-year term on the Board of Directors:

	For	Against	Abstain	Broker Non-vote
Leonard S. Coleman	248,504,480	4,252,481	1,014,085	21,194,953
Jay C. Hoag	246,296,332	6,854,123	620,591	21,194,953
Jeffrey T. Huber	228,552,944	24,215,871	1,002,231	21,194,953
Vivek Paul	247,074,392	5,692,405	1,004,249	21,194,953
Lawrence F. Probst III	249,830,375	3,369,775	570,896	21,194,953
Richard A. Simonson	250,698,597	2,073,205	999,244	21,194,953
Luis A. Ubiñas	249,804,758	2,949,163	1,017,125	21,194,953
Denise F. Warren	250,689,116	2,066,266	1,015,664	21,194,953

In addition, the following matters were voted on, received the number of votes indicated in the tables below, and approved by our stockholders:

2.	Amendments to our 2000 Equity Incentive Plan (the “Equity Plan”). The full text of the Equity Plan, as amended, and related documents are being filed as Exhibit 10.1 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
178,934,874	74,280,826	555,346	21,194,953

3.	Amendment to our 2000 Employee Stock Purchase Plan (the “Purchase Plan”). The full text of the Purchase Plan, as amended, is filed as Exhibit 10.2 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
250,496,066	1,803,355	1,471,625	21,194,953

4.	Advisory vote regarding the compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-vote
232,718,449	18,624,286	2,428,311	21,194,953

5. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

For	Against	Abstain
269,717,502	1,872,118	3,376,379

For more information about these proposals, please see our proxy statement dated June 14, 2013.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Electronic Arts Inc., as amended on July 31, 2013.

10.1	2000 Equity Incentive Plan, as amended, and related documents

10.2	2000 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 1, 2013	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Electronic Arts Inc., as amended on July 31, 2013.

10.1	2000 Equity Incentive Plan, as amended, and related documents

10.2	2000 Employee Stock Purchase Plan, as amended